6


             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)April 3, 1998


              DEAN WITTER REALTY YIELD PLUS, L.P.
     (Exact name of registrant as specified in its charter)


           Delaware                    0-18148           13-
3426531
(State or other jurisdiction       Commission (I.R.S. Employer
     of  incorporation)       File Number)    Identification
No.)


  Two World Trade Center, New York, New York             10048
   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to a Purchase and Sale Agreement dated as of December 26, 1997, DW Michelson Associates ("DMA"), which is owned 50.81% by the Partnership and 49.19% by Dean Witter Realty Yield Plus II, L.P. ("Yield Plus II"), an affiliated public partnership, agreed to sell to SC Enterprises ("SCE") DMA's 90% general partnership interest in Michelson Company Limited Partnership (the "Company"), owner of the Michelson property, and two promissory notes (totaling approximately $1.2 million) due from SCE for a negotiated aggregate sale price of $64 million. SCE, an affiliate of the developer of the property, owns the remaining 10% limited partnership interest in the Company. SCE assigned its right to purchase the interest in the Company to Spieker Properties, L.P., which is not affiliated with the Partnership, its affiliated partnerships or SCE.

The  sale price was received in cash at closing on April  3,
1998.    The    Partnership  received  approximately   $32.2
million, representing its share of proceeds, net of closing costs and other deductions.


Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)   Pro  Forma  Consolidated  Balance  Sheet  as   of
     December 31,   1997.

     (2)  Pro Forma Consolidated Statement of Income for the
     year      ended December 31, 1997.

(c)  Exhibit

     (1) Purchase and Sale Agreement, dated as of December 26, 1997 between DW Michelson Associates, as Seller,
     Michelson      Company Limited Partnership, as Acquired
     Partnership, and SC
          Enterprises, as Purchaser, First Amendment to Purchase and Sale Agreement dated as of February 13, 1998 and Assignment and Assumption Agreement dated as of April 3, 1998.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEAN WITTER REALTY YIELD PLUS,
L.P.

                         By:    Dean Witter Realty Yield
Plus,                                Inc.
                            Managing General Partner




Date:                    April 20, 1998 By:  /s/E. Davisson
Hardman, Jr.
                            E. Davisson Hardman, Jr.
                            President

             Dean Witter Realty Yield Plus, L.P.
            Pro Forma Consolidated Balance Sheet
                   As of December 31, 1997

The financial statements of the Partnership include the accounts of DMA on a consolidated basis. The following unaudited pro forma consolidated balance sheet has been presented as if the Michelson property was sold as of December 31, 1997. The pro forma adjustments reflect a) the Partnership's receipt of its share of cash proceeds from the sale, b) the elimination of the net carrying value of the property, c) the elimination of deferred leasing commissions and other assets and liabilities relating to the property sold and d) the elimination of Yield Plus II's minority interest.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
ASSETS

Cash and cash equivalents   $  4,584,786          $
32,217,317                  $ 36,802,103

Real estate                   44,492,807                 -
44,492,807

Real estate held for sale     36,896,371
(36,896,371)                       -

Investment in unconsolidated
 partnership                  19,721,195                 -
19,721,195

Deferred expenses, net           882,731
(794,318)                         88,413

Other assets                   1,384,385
(205,495)                      1,178,890

                            $107,962,275          $
(5,678,867)                 $102,283,408

LIABILITIES AND PARTNERS' CAPITAL

Mortgage note payable       $ 10,566,268          $      -
$ 10,566,268

Accounts payable and accrued liabilities
3,343,047                       (350,749)
2,992,298

Minority interest             18,544,593
(18,544,593)                       -

                              32,453,908
(18,895,342)                  13,558,566

Partners' capital             75,508,367
13,216,475                    88,724,842

                            $107,962,275          $
(5,678,867)                 $102,283,408

             Dean Witter Realty Yield Plus, L.P.
         Pro Forma Consolidated Statement of Income
            For the Year ended December 31, 1997

The following unaudited pro forma consolidated statement of income has been presented as if the Michelson property was sold as of the beginning of 1997. The pro forma adjustments reflect elimination of rental and other revenues, property operating expenses, depreciation and amortization relating to the property sold and Yield Plus II's minority interest. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:
 Rental                     $17,559,416
$(6,814,131)                $10,745,285
 Gain on sale of real estate            5,242,166       -
5,242,166
 Interest on participating mortgage loan
697,153                           -       697,153
 Equity in earnings of unconsolidated
  partnership                   264,862                 -
264,862
 Interest and other             943,222
(110,244)                       832,978

                             24,706,819
(6,924,375)                  17,782,444

Expenses:
 Property operating          11,241,228
(2,919,950)                   8,321,278
 Depreciation                 3,673,145
(1,883,380)                   1,789,765
 Amortization                   385,386
(225,263)                       160,123
 Interest                     1,476,954                 -
1,476,954
 General and administrative     673,852                 -
673,852

                             17,450,565
(5,028,593)                  12,421,972

Income before minority interest
 and extraordinary item       7,256,254
(1,895,782)                   5,360,472
Minority interest               933,828
(933,828)                         -

Income before extraordinary item        6,322,426
(961,954)                     5,360,472
Extraordinary item              548,395                 -
548,395
Net income                  $ 6,870,821           $
(961,954)                   $ 5,908,867

Per Unit of limited partnership
 interest:
  Income before extraordinary item    $       .69 $
(.10)                       $       .59
  Extraordinary item                .06                 -
 .06
Net income                  $       .75           $
(.10)                       $       .65

    Exhibit Index for Dean Witter Realty Yield Plus, L.P.



Exhibit
  No.      Description

     10(m) Purchase and Sale Agreement, dated as of December 26, 1997 between DW Michelson Associates, as Seller, Michelseon Company Limited Partnership, as
     Acquired   Partnership  and       SC  Enterprises,   as
     Purchaser, First  Amendment to Purchase and Sale
     Agreement dated as of    February 13, 1998 and
     Assignment and Assumption Agreement dated as of April 3, 1998.
























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